ibbotson ETF| allocation series

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED OCTOBER 2, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 6, 2007

The following information replaces the information found in the first sentence in the third paragraph on the Front Cover.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies (“Variable Contracts”).

The following information replaces the information found in the third sentence in the third paragraph on the Front Cover.

Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of Variable Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts.